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                           EXHIBIT 5.2 AND 23.5



                   CONSENT OF PATRICK R. SUGHROUE, P.C.

     I hereby consent to the filing of legal opinion dated December 27, 1996 as an exhibit to the Post-Effective Amendment No. 1 to Form SB-2 Registration Statement for Energy Search, Incorporated ("SB-2 Amendment No. 1") and further consent to the reference to my firm under the caption "Legal Matters" in the Prospectus included in the Registration Statement.


PATRICK R. SUGHROUE, P.C.,

By: /S/ PATRICK R. SUGHROUE
    Patrick R. Sughroue

October 5, 1998
Grand Rapids, MI